UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

          ------------------------------------------------------------




                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       -------------------------------------------------------------------


        Date of report (Date of earliest event reported): January 9, 2006

                           ADVANCED BIOPHOTONICS INC.
               (Exact Name of Registrant as Specified in Charter)




          Delaware                      0-27943                 11-3386214
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)



                    125 Wilbur Place, Suite 120                    11716
                         Bohemia, New York                       (Zip Code)
             (Address of principal executive offices)

       Registrant's telephone number, including area code: (631) 244-8244

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 DFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the
    Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

     On January 9, 2006, Advanced BioPhotonics Inc. (the "Company") hired Robert
P. Ellis as the Company's Senior Vice President, Business Development. The Company has not finalized the terms of Mr. Ellis' employment agreement as of the date hereof. There are no understandings or arrangements between Mr. Ellis and any other person pursuant to which Mr. Ellis was selected as an executive officer of the Company. Mr. Ellis does not have any family relationship with any director, executive officer or person nominated or chosen by the Company to become a director or executive officer.

     Prior to joining Advanced BioPhotonics Inc., since March 2005, Mr. Ellis had been Vice President of Marketing, Sales and Service of DOBI Medical International, Inc., a publicly traded company specializing in breast imaging technology. From January 2004 to July 2005 he was the Director of Business Development at DOBI Medical. From December 2001 to January 2004 he served as General Manager of Business Development at Sony Electronics supporting Medical, Education, and Security Business Application Systems. From 1996 to 2001 he served as the General Manager of Sales and Marketing for the Sony Medical Systems Group.

     On January 12, 2006, the Company issued a press release announcing the hiring of Mr. Ellis as the Company's Senior Vice President, Business Development. A copy of this press release has been filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

                           Exhibit Number        Description
                           --------------        -----------
                               99.1         Press Release Dated January 12, 2006




                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     ADVANCED BIOPHOTONICS INC.


Date:   January 12, 2006             By:  /s/ Denis A. O'Connor
                                         ----------------------------------
                                          Denis A. O'Connor
                                          President and Chief Executive Officer